UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of Earliest Event Reported):

May 25, 2011

Commission file number: 001-33084

SUSSER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4525 Ayers Street

Corpus Christi, Texas 78415

(Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 1, 2011, Susser Holdings Corporation (the “Company”) filed a current report on Form 8-K disclosing the voting results from its May 25, 2011 annual meeting of shareholders. At that meeting, the Company’s shareholders acted upon a proposal to approve (on an advisory basis) an annual, biennial or triennial frequency of future advisory votes on executive compensation. In keeping with the recommendation of the Company’s Board of Directors, a majority of shares present and entitled to vote at that meeting voted in favor of an annual advisory vote on executive compensation.

In light of that vote, the Company has determined that a proposal providing for an advisory vote on executive compensation will initially be included in the Company’s proxy materials on an annual basis.

Item 5.07	Submission of Matters to Vote of Security Holders

The information set forth above under the caption “Explanatory Note” is hereby incorporated into this Item 5.07.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: October 13, 2011	By:	/S/ Mary E. Sullivan

		Name:	Mary E. Sullivan
		Title:	Executive Vice President and Chief Financial Officer